UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - August 3, 2023

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2023, Oncor Electric Delivery Company LLC (“Oncor”) issued a press release discussing its financial results for the three and six months ended June 30, 2023. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in the press release, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of our business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including any weather impacts due to climate change; acts of sabotage, wars or terrorist or cyber security threats or activities; actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; loss of key technology platforms; economic conditions, including the impact of a recessionary environment, inflation, supply chain shortages, and labor availability and cost; unanticipated population growth or decline, or changes in market demand and demographic patterns; Electric Reliability Council of Texas, Inc. grid needs; changes in business strategy, development plans or vendor relationships; changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and retiree benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. capital and credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported, on April 28, 2023, Oncor entered into a revolving accounts receivable securitization facility (the “AR Facility”) with MUFG Bank, Ltd., as administrative agent (“MUFG”). In connection with the AR Facility, Oncor contributes all of its existing, and has committed to continue to contribute or sell all of its future, accounts receivable from retail electric providers and certain related rights to Receivables LLC (as defined below) pursuant to the terms of the Purchase and Sale Agreement, dated as of April 28, 2023 (the “Sale Agreement”), among Oncor, any additional originators from time to time party thereto and Oncor Receivables LLC, a bankruptcy-remote special purpose entity and wholly-owned subsidiary of Oncor (“Receivables LLC”). Pursuant to the Receivables Financing Agreement, dated as of April 28, 2023 (the “Receivables Financing Agreement”), among Oncor, Receivables LLC, MUFG and certain lenders and group agents from time to time party thereto (the “Lenders”), Receivables LLC will obtain loans from the Lenders secured by all of Receivables LLC’s assets, including the receivables and related rights that it owns. The aggregate amount available for borrowing at any one time under the AR Facility is limited to the lesser of the facility limit of $500 million and the borrowing base amount calculated based on the outstanding balance of eligible receivables held as collateral, subject to certain reserves, concentration limits, and other limitations.

On July 28, 2023, $135 million aggregate principal amount was borrowed under the AR Facility. The proceeds from this borrowing were used for general corporate purposes, including repayment of outstanding commercial paper notes issued under Oncor’s commercial paper program. Following this borrowing, $460 million aggregate principal amount is currently outstanding under the AR Facility. The AR Facility will terminate at the earlier of (i) April 28, 2026, (ii) the date on which the termination date is declared or deemed to have occurred upon the exercise of remedies by MUFG as set forth in the Receivables Financing Agreement, or (iii) the date that is 30 days after notice by Receivables LLC. Subject to the consent of MUFG and the Lenders, Receivables LLC may, 30 days prior to each anniversary date of the Receivables Financing Agreement, extend the AR Facility in one-year increments.

Borrowings under the AR Facility bear interest at (i) the daily cost of asset-backed commercial paper issued by the conduit lenders to fund the loans, plus related dealer commissions and note issuance costs or (ii) if funded by the committed lenders, at a rate per annum equal to the secured overnight financing rate (“SOFR”) calculated based on term SOFR for a one-month interest period, plus 0.10%. Receivables LLC also pays a used and unused fee in connection with the AR Facility.

Receivables LLC’s sole business consists of the purchase or acceptance through capital contributions of the receivables and related rights from Oncor and the subsequent retransfer of or granting of a security interest in such receivables and related rights to MUFG as administrative agent for the benefit of the Lenders pursuant to the Receivables Financing Agreement. Receivables LLC is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to have amounts owed to them be satisfied out of Receivables LLC’s assets prior to any assets or value in Receivables LLC becoming available to Receivables LLC’s equity holder. The assets of Receivables LLC are not available to pay creditors of Oncor or any affiliate thereof.

Additional details regarding the AR Facility, the Receivables Financing Agreement and the Sale Agreement are contained in Item 1.01 and Item 2.03 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2023 (“Prior 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the AR Facility, the Receivables Financing Agreement and the Sale Agreement are not complete and are subject to, and qualified in their entirety by reference to, the Receivables Financing Agreement and Sale Agreement filed as Exhibits 10.1 and 10.2, respectively, to the Prior 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued on August 3, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: August 3, 2023